As filed with the Securities and Exchange Commission on July 20, 2012

Securities Act File No. 333-[ __ ]

Investment Company Act File No. 811-22723

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

(Check appropriate box or boxes.)

ACAP INVESTMENT SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

350 Madison Avenue, 9th Floor

New York, New York 10017

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (212) 389-8713

A. Tyson Arnedt

SilverBay Capital Management LLC

350 Madison Avenue, 9th Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

George M. Silfen, Esq.

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b)

☐  on (date) pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file an amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

SUBJECT TO COMPLETION
Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ACAP Select Growth Fund

Series of ACAP Investment Series Trust

Prospectus Dated [          ], 2012

Class A Shares (TICKER)

Class C Shares (TICKER)

Class I Shares (TICKER)

Class W Shares (TICKER)

This Prospectus describes ACAP Select Growth Fund (the “Fund”), the sole series of shares offered by ACAP Investment Series Trust. Class A, Class C, Class I and Class W Shares, currently the only classes of shares being offered by the Fund, are being offered by this Prospectus. You may purchase or redeem shares of the Fund only by contacting your financial advisor.

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. Any representation to the contrary is a criminal offense.

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

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SUMMARY OF THE FUND

Investment Objective

                    The Fund seeks capital appreciation.

Fees and Expenses of the Fund

                    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

	Class A Shares	Class C Shares	Class I Shares	Class W Shares
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	[ ]%	None	None	None
Maximum Deferred Sales Charge (Load)	None	[ ]%[4]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	[ ]%	[ ]%	[ ]%	[ ]%
Distribution and Service (12b-1) Fees[1]	[ ]%	[ ]%	None	[ ]%
Other Expenses[2]	[ ]%	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%
[Less Fee Waiver/Expense Reimbursement][3]
Net Annual Fund Operating Expenses [after Fee Waiver/Expense Reimbursement]	[ ]%	[ ]%	[ ]%	[ ]%

[1]	The Fund has adopted a plan under Rule 12b-1 that allows Class A, Class C and Class W Shares of the Fund to pay distribution and service fees for the sale and distribution of Shares.
[2]	“Other Expenses” are based on estimates for the current fiscal year and include, among other expenses, administrative, custody and transfer agency fees
[3]

[The Fund’s investment adviser (the “Adviser”) has contractually agreed, pursuant to an Expense Limitation and Reimbursement Agreement (“Expense Limitation Agreement”), to pay or absorb the ordinary operating expenses of Class [     ] Shares of the Fund (excluding the fees payable to the Adviser under the Advisory Agreement (as defined below) and any other expense that is not a class-specific expense but including the Class [     ] Shares’ 12b-1 fees and transfer agency fees) to the extent necessary to limit the net operating expense ratio of Class [     ] Shares to [     ]% per annum of the Fund’s average daily net assets attributable to Class [     ] Shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Class [     ] Shares’ expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation (“Excess Operating Expenses”) for a period not to

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exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause Class [     ] Shares’ ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect until terminated by the Fund.]

[4]

Class C Shares, which are not subject to any sales charges at the time of purchase, are subject to a contingent deferred sales charge of [     ]% that will be imposed if you sell your Shares within 12 months after purchase.

                    Expense Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs at the end of each period would be:

	1 Year		3 Years

Class A	$	[ ]	$	[ ]
Class C	$	[ ]	$	[ ]
Class I	$	[ ]	$	[ ]
Class W	$	[ ]	$	[ ]

                    The Example should not be considered a representation of past or future expenses or future investment performance. Actual expenses and total returns may be greater or lesser than those shown above.

                    Portfolio Turnover. The Fund, which has not yet commenced operations, will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which will not be reflected in annual fund operating expenses or in the Example above, will reduce the Fund’s performance.

Principal Investment Strategies

                    In pursuing its objective, the Fund invests primarily in equity securities of U.S. and foreign companies that SilverBay Capital Management LLC (the “Adviser”) believes are well positioned to benefit from demand for their products or services, including companies that are believed to be able to innovate or grow rapidly relative to their peers in their markets. Equity securities consist of common stock, depositary receipts, preferred stocks and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. The Fund may also use derivatives, including total return swaps and options, to achieve indirect investment exposure to a security or market. The Fund may also use these instruments for hedging purposes.

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                    In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and research seeking to identify attractive investment opportunities. The Adviser’s investment process involves a research driven, bottom-up analysis of a security’s potential for appreciation, and includes consideration of the financial condition, earnings outlook, strategy, management and industry position of issuers. This analytical process involves, among other things, analysis of valuation models, review and analysis of published research, and, in some cases, company visits. The Adviser also takes into account economic and market conditions.

                    In determining which portfolio securities to sell, the Adviser generally considers a number of factors, which may include, but are not limited to: (i) whether, for any reason, the Adviser’s underlying rationale for investing in the security has changed; (ii) whether the proceeds from the sale of a portfolio security can be used to invest in a more attractive investment opportunity; (iii) optimizing asset allocation; (iv) if a security appreciates such that, as a total percentage of the portfolio, it becomes too large; and (v) if the company’s management appears to be engaging in conduct not in the best interest of shareholders.

                    In pursuing its investment objective, the Fund may borrow up to one-third of its total assets from banks for the purpose of purchasing securities (“leverage”). The Fund may also borrow for liquidity and temporary emergency purposes.

Principal Investment Risks

                    The Fund’s investments are subject to a variety of risks that may cause the Fund’s net asset value to fluctuate over time. An investment in the Fund can be considered speculative. Therefore, the value of your investment in the Fund could decline and you could lose all your money. Also, there is no assurance that the Adviser will achieve the Fund’s objective. A summary of the principal risks to which the Fund is subject follows:

•	Equity Market Risk is the risk that the market value of the Fund’s equity securities (including common stocks and convertible securities) may fall or fail to rise.
•	Company Risk is the risk that a company may perform poorly, and therefore, the value of its stocks and other securities may decline.
•

Management Risk is the Fund’s dependence on the ability of the Adviser to achieve the Fund’s investment objective based on the Adviser’s ability to identify profitable investment opportunities for the Fund.

•

Derivatives Risk includes the risk that gains or losses involved in derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund’s exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to the following additional risks, including:

	o	Counterparty credit risk (the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its

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obligations due to financial difficulties, and the Fund may obtain no recovery of its investment, and any recovery may be delayed);
	o	Correlation risk (the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses);
	o	Liquidity risk (the risk that the derivative instrument may be difficult or impossible to sell or terminate); and
	o	Leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument).
•

Derivatives Options Risk includes the risk that the Fund may be required to sell the underlying asset at a disadvantageous price and, in the case where the Fund sells a call option, there is a risk that the Fund may not be able to realize any of the underlying asset’s value above the call price. Options involve risks such as correlation risk, counterparty credit risk, and leverage risk, all of which are described above.

•

Derivatives Swaps Risk involve greater risks than direct investment in the underlying securities, because swaps subject the Fund to counterparty credit risk, pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., the Fund may not be able to liquidate a swap position at an advantageous time or price, which may result in significant losses).

•

Derivatives Total Return Swaps Risk is the risk that total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses.

•	Growth Company Risk is the risk that the securities of such company may perform differently from the stock market as a whole and may be more volatile than other types of stocks.
•

Risks of Foreign Investing is the risk that because the Fund may invest in foreign securities, it may be subject to the risks associated with foreign securities, such as country risk (the potentially adverse political, economic and other conditions of the country), currency risk (the constantly changing exchange rate between a local currency and the U.S. dollar) and custody risk (the risk associated with the process of clearing and settling Fund trades in foreign markets).

•

Emerging and Developing Markets Risk is the risk associated with investing in securities of companies located or traded in developing or emerging markets, which are at an early stage of development and are significantly volatile. Therefore, the above risks of foreign investing are often more pronounced in these markets.

•	Small and Mid Cap Company Risk is the risk that the stocks of small and medium capitalization companies may be more volatile and speculative than the stocks of “large capitalization” companies.
•	Liquidity Risk is the risk arising from a lack of marketability of certain securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss.

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•	Leverage Risk. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns.
•

Non-Diversified Status. The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The portfolio of the Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Annual Total Returns

                    A bar chart and past performance table are not included in this Prospectus because the Fund has not completed a full calendar year of operations. After completion of its first calendar year of operations, the Fund will present these items and compare its performance to the performance of an index (showing how the Fund’s average annual returns over various periods compare with those of its index).

Fund Management

                    Investment Adviser. SilverBay Capital Management LLC, located at 350 Madison Avenue, 9th Floor, New York, New York 10017, manages the investments of the Fund pursuant to an investment advisory agreement.

                    Portfolio Manager. Panayotis (“Takis”) Sparaggis serves as the sole Portfolio Manager of the Fund.

Purchase and Sale of Fund Shares

                    Class A and Class C Shares are offered to the general public for investment, through authorized securities brokers and other financial intermediaries. Class I Shares are offered primarily for investors who are able to make a significant minimum initial investment. Class I Shares may also be offered for investment by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by Mainsail Group, LLC (the “Distributor”) or the Board of Trustees (the “Board”). Class W Shares are primarily offered for qualified retirement plans and investors who are clients of investment advisors, consultants, broker dealers and other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services or (b) have entered into an agreement with the Distributor to offer Class W Shares.

                    You may purchase additional Shares or redeem Fund Shares at any time and in any amount by contacting your financial advisor.

Tax Information

                    In general, Fund distributions are taxable to you, for federal income tax purposes, as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. When you sell Shares, you may have a capital gain or loss.

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Financial Intermediary Compensation

                    If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit its website for more information.

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MORE INFORMATION ABOUT INVESTMENT OBJECTIVE,
STRATEGIES AND RELATED RISKS

                    More Information about the Fund’s Principal Investment Strategies. In pursuing its objective, the Fund invests primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that are believed to be able to innovate or grow rapidly relative to their peers in their markets. Equity securities consist of common stock, depositary receipts, preferred stocks and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. The Fund may also use derivatives, including total return swaps and options, to achieve indirect investment exposure to a security or market. The Fund may also use these instruments for hedging purposes.

                    In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and research seeking to identify attractive investment opportunities. The Adviser’s investment process involves a research driven, bottom-up analysis of a security’s potential for appreciation, and includes consideration of the financial condition, earnings outlook, strategy, management and industry position of issuers. This analytical process involves, among other things, analysis of valuation models, review and analysis of published research, and, in some cases, company visits. The Adviser also takes into account economic and market conditions.

                    In determining which portfolio securities to sell, the Adviser generally considers a number of factors, which may include, but are not limited to: (i) whether, for any reason, the Adviser’s underlying rationale for investing in the security has changed; (ii) whether the proceeds from the sale of a portfolio security can be used to invest in a more attractive investment opportunity; (iii) optimizing asset allocation; (iv) if a security appreciates such that, as a total percentage of the portfolio, it becomes too large; and (v) if the company’s management appears to be engaging in conduct not in the best interest of shareholders.

                    In pursuing its investment objective, the Fund may borrow up to one-third of its total assets from banks for the purpose of purchasing securities (“leverage”). The Fund may also borrow for liquidity and temporary emergency purposes. See “Leverage Risk” below under “Principal Risks” for a discussion of the risks associated with a leveraging strategy.

                    Principal Risks. The Fund’s investments are subject to a variety of risks which may cause the Fund’s net asset value (the “NAV”) to fluctuate over time. An investment in the Fund can be considered speculative. Therefore, the value of your investment in the Fund could decline and you could lose all your money. Also, there is no assurance that the Adviser will achieve the Fund’s objective. A summary of the principal risks to which the Fund is subject follows:

                    Equity Market Risk. The market value of the Fund’s securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or global markets as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small companies, which tend to be more vulnerable to adverse developments. In addition, investments in a particular region or developing or emerging

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countries may cause the Fund to underperform other mutual funds if that country, region or group of countries falls out of favor with the relevant markets.

                    Convertible securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

                    Company Risk. A company may perform poorly, and therefore, the value of its stocks and other securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructuring, fraudulent disclosures or other factors.

                    Derivatives Risk. The Fund may utilize derivatives which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.

                    Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund’s exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to the following additional risks, including:

•

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

•	Correlation risk is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

•

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the Adviser would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or forgoing another, more appealing investment opportunity.

•	Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

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                    Derivatives Risk – Options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns (a “covered call”) and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. These transactions involve risk, including correlation risk, counterparty credit risk and leverage risk, all of which are described above.

                    Derivatives Risk – Swaps. Swaps involve greater risks than direct investment in the underlying securities, because swaps subject the Fund to counterparty credit risk, pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., the Fund may not be able to liquidate a swap position at an advantageous time or price, which may result in significant losses).

                    Derivatives Risk – Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses.

                    Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

                    Growth Company Securities. The Fund may invest its assets in “growth companies.” Investing in growth companies involves substantial risks. Securities of growth companies may perform differently from the stock market as a whole and may be more volatile than other types of stocks. Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth. Securities of growth companies may also be more expensive relative to their earnings or assets compared to value or other types of stocks.

                    Risks of Foreign Investing. The Fund may invest in foreign securities, which are subject to the following risks in addition to the risks normally associated with domestic securities of the same type:

•

Country risk refers to the potentially adverse political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, currency controls, the imposition of withholding or other

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taxes, limitations on the movement of funds or other assets of the Fund between different countries, the possibility of expropriation and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.

•

Currency risk refers to the constantly changing exchange rate between a local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

•

Custody risk refers to the process of clearing and settling Fund trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

                    Emerging and Developing Markets Risk. The Fund may invest in securities of companies located or traded in developing or emerging markets. The foregoing risks of foreign investing are more pronounced with respect to these securities due to the dramatic pace of change (economic, social and political) in these countries. Many of these markets are at an early stage of development and are significantly volatile. They can be marked by extreme inflation, devaluation of currencies, dependency on certain trade partners and hostile relations.

                    Sector Risk. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to the financial market or economical conditions or events affecting the particular issuer, geographic region, industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

                    Small and Mid Cap Company Risk. The stocks of small and medium capitalization companies may be more volatile and speculative than the stocks of “large capitalization” companies. Smaller companies tend to have limited resources, product lines, and market share, and are generally dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their Shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

                    Management Risk. The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. There can be no assurance that the Adviser will be successful in this regard.

                    Liquidity Risk. Liquidity risk is the risk arising from a lack of marketability of certain securities, which may make it difficult or impossible to sell at desirable prices in order to

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minimize loss. The Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity.

                    Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The Fund may engage in direct borrowings from banks, and may enter into derivatives, short sales and other transactions, all of which subject the Fund to Leverage Risk. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can also create an interest or other transactional expense that may lower the Fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

                    Non-Diversified Status. The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The portfolio of the Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

                    Shares of the Fund may fall in value and there is a risk that you could lose all your money. An investment in the Fund can be considered speculative. There is no assurance that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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                    Other Strategies and Risks. In addition to equity securities, the Fund may also invest in shares of other registered investment companies, such as closed-end investment companies and exchange-traded funds (“ETFs”). These investment companies invest in securities that are consistent with the Fund’s investment objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. These investments also involve risks generally associated with investments in securities, including the risk that the general level of prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the investment companies. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these securities.

                    In addition to the derivatives usage described earlier, under “More Information about the Fund’s Principal Investment Strategies,” the Fund may enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies. The Fund may use these instruments (including derivatives) to produce incremental returns, hedge positions or increase investment flexibility. Derivatives are subject to “Derivatives Risk” described above under “More Information about the Fund’s Principal Investment Strategies.” The Fund may enter into short sale transactions involving U.S. and foreign securities, in an effort to enhance returns (See “Short Selling Risk” below).

                    The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

                    The Fund may purchase depositary receipts (American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) to facilitate its investments in foreign companies. By investing in depositary receipts rather than directly in the securities of foreign issuers, the Fund can avoid currency risks during the settlement period for either purchase or sales. However, depositary receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. The information available for ADRs, EDRs and GDRs is subject to the accounting, auditing and financial reporting standards of the market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

                    The Statement of Additional Information (“SAI”) contains further details about particular types of investment strategies and hedging techniques that may be utilized by the Adviser, as well as the risks associated with those strategies and techniques.

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                    Additional Risk Factors. Because of the types of securities in which the Fund will invest and the investment techniques the Fund will use, the Fund is designed for investors who are investing for the long term. Adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your Shares, they may be worth more or less than what you paid for them and you could lose all your money. The Fund is subject to certain risk factors in addition to the principal risks described earlier, including:

                    Forward Foreign Currency Contracts. In addition to the “Derivatives Risk” described earlier, the Fund may be subject to specific risks associated with forward foreign currency contracts. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligation under a forward contract.

                    Depositary Receipts. Depositary receipts may be issued in a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, where the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers. Investments in unsponsored depositary receipts may be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

                    Illiquid Investments. Although the Fund will invest primarily in liquid, publicly traded securities, a portion of the Fund’s investments may not have an active trading market or may be illiquid. Because of the absence of a trading market for illiquid investments, the Fund may not be able to sell such investments at prices approximating those at which the Fund values them or at the times it desires to do so. This may adversely affect the Fund’s net asset value. Illiquid securities may trade at a discount from comparable liquid investments and may be subject to wide fluctuations in value. No more than 15% of the Fund’s net assets may be invested in illiquid securities.

                    Debt Securities. The Fund may invest in non-convertible debt securities on a temporary or isolated basis. All debt securities are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of

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the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities. Non-investment grade securities, especially high-yield bonds, which are speculative investments, are more sensitive to these risks, particularly credit risk. In addition, the markets for non-investment grade securities may be thinner and less active than the markets for investment grade securities. No more than 5% of the Fund’s net assets may be invested in debt securities that are rated below investment grade and the Fund does not intend to invest in debt securities that are in default as to payment of interest or principal.

                    Short Selling Risk. The Fund may make short sales, which involves selling a security or other assets the Fund does not own in anticipation that its price will decline. Short positions introduce more risk to the Fund than long positions (where the Fund owns the security) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum price of the shorted security when purchased in the open market. Therefore, in theory, securities sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund may use the cash proceeds from short sales to invest in additional long positions.

                    Portfolio Turnover. Given the Fund’s investment strategy, the Fund is expected to generate a high portfolio turnover rate. The Fund may sell securities regardless of how long they’ve been held. A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover rate can mean higher transaction costs (due to commissions or dealer mark-ups and other expenses), which could reduce the Fund’s investment performance. In addition, a high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes.

                    Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to what the Adviser believes are adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Adviser believes such defensive positioning is appropriate. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio manager may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

DISCLOSURE OF PORTFOLIO HOLDINGS

                    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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RELATED PERFORMANCE INFORMATION

                    The Fund’s portfolio manager employs an investment program for another account that has investment objectives, policies and strategies that are substantially similar to those of the Fund (the “Related Account”). Appendix A contains investment performance information for the Related Account. The performance of the Related Account does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have similar future performance as the Related Account. The performance information of the Related Account should not be considered predictive of, or a substitute for, the Fund’s performance information.

MANAGEMENT

                    The Fund was established as a series of shares offered by ACAP Investment Series Trust (the “Trust”), which was organized under the laws of the State of Delaware on July 6, 2012. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is commonly known as a “mutual fund.” The Fund is currently the sole series of shares offered by the Trust. The Fund has retained the Adviser to manage all aspects of the investments of the Fund.

                    Investment Adviser. SilverBay Capital Management LLC, located at 350 Madison Avenue, 9th Floor, New York, New York 10017, manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser, a Delaware limited liability company, commenced operations on [          ] and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser is controlled by its managing member, Alkeon Capital Management, LLC (“Alkeon”), which is also registered with the SEC as an investment adviser. Mr. Sparaggis, the Fund’s Portfolio Manager, is also the controlling person and Chief Investment Officer of Alkeon. As of [    ], 2012, Alkeon managed approximately $[       ] billion of client assets in its global growth equity strategies, including various registered investment companies and private investment funds.

                    The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, is responsible for all decisions with respect to purchases and sales of portfolio securities and maintains related records.

                    Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of [     ]% of the average daily net assets of the Fund (the “Advisory Fee”).

                    A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s first report to shareholders.

                    Portfolio Manager. Panayotis (“Takis”) Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s Portfolio Manager. Mr. Sparaggis also serves as the portfolio manager of several other investment funds that have investment programs substantially similar to that of the Fund. Mr. Sparaggis is also the controlling person of Mainsail

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Group, LLC, an affiliate of the Adviser, a broker-dealer registered under the Exchange Act and the distributor of the Fund’s Shares.

                    From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

                    Mr. Sparaggis received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993. He received an IBM Fellowship in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

                    The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager (including related conflicts of interest) and the Portfolio Manager’s ownership of Shares.

DISTRIBUTION OF FUND SHARES

                    Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan which allows the Fund to pay distribution and service fees for the sale and distribution of Class A, Class C and Class W Shares of the Fund. Because these fees are paid, on an ongoing basis, out of the Fund’s assets attributable to the Shares, these fees will increase the cost of your investment over time. Shareholders holding Class A Shares will pay distribution and service fees at an annual rate not to exceed [     ]% of the average daily net assets of the Fund attributable to Class A Shares. Class C Shareholders will pay distribution and service fees at an annual rate not to exceed [     ]% of the average daily net assets of the Fund attributable to Class C Shares. Class W Shareholders will pay distribution and service fees at an annual rate not to exceed [     ]% of the average daily net assets of the Fund attributable to Class W Shares.

SHAREHOLDER INFORMATION

                    The net asset value (“NAV”) of the Fund’s Shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business (the “Valuation Time”). To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of Shares outstanding. The NAV of the various classes of the Fund may vary because of the different expenses that may be charged against Shares of different classes of the Fund, including transfer agency and 12b-1 fees.

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                    Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Shares is equal to the net asset value. Shares held by you are sold at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

                    The Fund’s securities are valued at current market prices. Domestic exchange traded equity securities (other than options and those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

                    Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

                    Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board.

                    Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

                    If, in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

                    All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of

19

foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

                    Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net asset value if the Adviser’s judgments regarding appropriate valuations should prove incorrect.

                    The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the redemption or purchase of Shares at a time when the Fund owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund’s investments also affect the amount of the Advisory Fee.

PURCHASING AND REDEEMING SHARES

                    Share Class Alternatives. The Fund currently offers four classes of Shares, Class A Shares, Class C Shares, Class I and Class W Shares, all of which are being offered by this Prospectus. Each Class of Shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs.

                    Class A and Class C Shares are offered to the general public for investment, primarily through authorized securities brokers and other financial intermediaries. Class I Shares are offered primarily for investors who are able to make a significant minimum initial investment. Class I Shares may also be offered for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board. Class W Shares are primarily offered for qualified retirement plans and investors who are clients of investment advisors, consultants, broker dealers and other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services or (b) have entered into an agreement with the Distributor to offer Class W Shares.

                    Class A Shares are the only class of Shares of the Fund that charge a sales load (of [   ]% of the investment amount) in connection with purchasing Shares. Class C Shares, which are not subject to any sales charges at the time of purchase, are subject to a contingent deferred sales charge (“CDSC”) of [     ]% that will be imposed if you sell your Shares within 12 months after purchase. The CDSC, which applies only to Class C Shares, is assessed on an amount equal to the lesser of the then market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being

20

redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the Shares being redeemed first are any Shares in the shareholder’s Fund account that are not subject to a CDSC, followed by Shares held the longest in the shareholder’s account.

                    Shares that are acquired through reinvested distributions will not be subject to any front-end sales charge or contingent deferred sales charge.

                    Investment professionals who offer Shares typically require the payment of fees from their individual clients. If you invest through a third party, the policies and fees are in addition to those described in this Prospectus. For example, third parties may charge transaction or asset-based fees, or set different minimum investment amounts.

                    The Fund has authorized certain financial intermediaries, including certain broker-dealers and shareholder organizations, to accept purchase and redemption requests for Shares. These requests are at the NAV next determined after the intermediary receives the request. Your financial advisor is responsible for transmitting requests and delivering funds on a timely basis. If your financial advisor fails to do so, it may be responsible for any resulting fees or losses. You will have to follow your financial advisor’s procedures for transacting with the Fund. For further information about how to purchase or sell Shares through your financial advisor, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through financial advisors.

                    The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations.

                    Minimum Investments. The minimum initial investment for Class A, Class C Shares and Class W Shares is $[     ]. Subsequent investments must be made in amounts of $[     ] or more. The minimum initial investment for Class I Shares is $[          ]. Subsequent investments in Class I Shares must be made in amounts of $[          ] or more.

                    The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. In fact, for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund for Class I Shares is $[       ] and subsequent investments must be made in amounts of $[     ] or more. The Fund may also waive the minimum investment requirement for purchases by other affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The subsequent investments minimum amount may be waived in the discretion of the Adviser. The Board may also change minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

                    Share Transactions. You may purchase additional Shares or redeem Shares by contacting your financial advisor. Financial advisors may charge transaction fees for the purchase or sale of the Fund’s Shares, depending on your arrangement with the financial advisor.

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Non-U.S. investors may not purchase Shares of the Fund. Only U.S. Persons within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986 (the “Code”), as amended, may purchase shares of the Fund.

                    Customer Identification Program. To comply with the USA PATRIOT Act of 2001 and the Fund’s Anti-Money Laundering Program, you are required to provide certain information when you purchase Shares. As a result, your financial advisor must obtain the following information for each person that opens a new account:

○	Full name;
○	Date of birth (for individuals);
○	Permanent street address (not a post office box, although you may still use a post office box as your mailing address); and
○	Social Security number, taxpayer identification number, or other identifying number.

                    You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

                    After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

                    If your account is closed for this reason, your Shares will be redeemed at the NAV next calculated after the account is closed.

                    Purchasing and Redeeming Shares. You may purchase or redeem Shares at any time and in any amount by contacting your financial advisor. The Bank of New York Mellon, the Fund’s transfer agent (“Transfer Agent”) cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Fund’s procedure is to redeem Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order from your financial advisor. Payment of redemption proceeds will be distributed to financial advisors for distribution to their customers and will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The right of redemption of shares of the Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

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                    It is your financial advisor’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and your advisor.

                    General. The Fund reserves the right in its sole discretion to cease offering any class of Shares when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                    Redemptions In Kind. The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s Shares that could adversely impact the Fund’s operations. A redemption in kind will consist of securities equal in market value to the Shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges.

                    Exchanging Fund Shares. You may not exchange your Shares for Shares of another Class of Shares.

                    Small Accounts. Due to the relatively higher cost of maintaining small accounts, upon [60] days’ notice, the Fund may redeem Shares in your account if it has a value of less than the required minimum investment. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee.

                    Frequent Purchases and Sales of Fund Shares. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.

                    Funds (such as this Fund) that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair

23

valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage and other potential pricing inefficiencies, there remains potential for short-term arbitrage trades to dilute the value of Shares.

                    Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional purchases of Fund Shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of Fund Shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund Shares, but the Fund reserves the right to reject any purchase of Fund Shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases of Fund Shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

                    The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund Shares, even when the trading is not for abusive purposes.

                    How to Transfer Shares. If you wish to transfer Shares to another owner or have any questions about transferring Shares, please contact your financial advisor.

                    Account Statements and Shareholder Reports. Each time you purchase, redeem or transfer Shares, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                    General. The Fund will not be responsible for any losses from unauthorized transactions (such as purchases or sales) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DIVIDENDS, DISTRIBUTIONS AND TAXES

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                    Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains. Dividends and distributions will automatically be reinvested in additional Shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all Shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in Shares. If the investment in Shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

                    Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy Shares shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

                    Taxes. The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.

                    The Fund will elect to be treated, and intends to qualify, as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

                    Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares of the Fund have been held by such shareholders. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

                    The Fund may be required to withhold federal income tax at the rate of 28% (until 2013, when the percentage is scheduled to increase to 31%) on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend

25

income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

                    Investors are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund.

                    For more information regarding the U.S. tax treatment of an investment in the Fund, please refer to the SAI dated [             ], 2012, which is on file with the SEC and is incorporated by reference into this Prospectus.

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PRIVACY NOTICE

          An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Select Growth Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

          We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

          We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

          To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

          It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

          We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

27

FOR MORE INFORMATION

                    In addition to the information contained in the Prospectus, the following documents are available free upon request:

                    Annual and Semi-Annual Reports. The Fund will publish annual and semi-annual reports to shareholders that will contain detailed information on the Fund’s investments.

                    Statement of Additional Information (“SAI”). For more information about the Fund, you may wish to refer to the SAI dated [          ], 2012, which is on file with the SEC and is incorporated by reference into this Prospectus.

                    You can obtain a free copy of the SAI and the annual and semi-annual reports, when available, by writing to [          ] or by calling toll free [               ]. General inquiries regarding the Fund may also be directed to the above address or telephone number.

                    Information about the Fund, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-[     ])

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APPENDIX A

RELATED PERFORMANCE INFORMATION

          The investment adviser of ACAP Select Growth Fund (the “Fund”), SilverBay Capital Management LLC (the “Adviser”), is controlled by its managing member, Alkeon Capital Management, LLC (“Alkeon”). Mr. Panayotis (“Takis”) Sparaggis, the Fund’s portfolio manager and Alkeon’s controlling principal, employs an investment program for another account that has investment objectives, policies and strategies that are substantially similar to those of the Fund (the “Related Account”).

          The performance of the Related Account does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have similar future performance as the Related Account. The performance information of the Related Account should not be considered predictive of, or a substitute for, the Fund’s performance information. The Related Account was not registered as an investment company under the Investment Company Act of 1940. In addition, the Related Account was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected its performance.

          The Related Account’s performance shown is net of all actual fees. The expenses of the Fund, inclusive of the Rule 12b-1 fees imposed on certain classes of the Fund’s shares, are higher than the expenses of the Related Account. Thus, the performance shown below for the Related Account would be lower if adjusted to reflect the higher expenses of the Fund’s shares.

MONTHLY RETURNS AS OF MARCH 31, 20121

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Related Account[1]	MSCI World[2]	S&P 500[3]

2012	5.32%	7.66%	6.27%										20.50%	10.94%	11.99%

2011	0.61%	4.48%	1.24%	7.86%	-1.17%	-3.39%	-1.82%	-5.59%	-7.45%	13.80%	-2.32%	-4.12%	0.21%	-7.61%	0.00%

2010	-6.74%	2.91%	8.19%	2.46%	-6.45%	-6.06%	5.55%	-4.52%	11.72%	5.37%	-1.75%	4.64%	12.48%	9.55%	12.78%

2009	-7.52%	-0.84%	11.64%	9.35%	2.23%	1.54%	3.31%	-0.34%	4.88%	-3.27%	5.14%	10.00%	38.35%	26.98%	23.45%

2008	-16.59%	-0.79%	-2.50%	12.48%	5.57%	-6.56%	3.20%	-0.16%	-23.65%	-14.10%	-13.97%	2.37%	-46.76%	-42.08%	-38.49%

2007	1.63%	2.05%	1.26%	1.87%	3.74%	0.97%	0.34%	-0.09%	10.75%	10.62%	-2.94%	-4.05%	36.83%	7.09%	3.53%

2006				0.20%	-6.89%	-0.49%	-2.70%	5.29%	2.12%	2.02%	5.61%	-0.58%	5.70%	11.12%	9.53%

ANNUAL RETURNS OF RELATED ACCOUNT FOR EACH CALENDAR YEAR THROUGH MARCH 31, 2012.

	2006	2007	2008	2009	2010	2011	2012

Related Account[1]	4.04%	28.18%	-46.72%	40.38%	14.03%	0.21%	20.50%

MSCI World[2]	11.12%	7.09%	-42.08%	26.98%	9.55%	-7.61%	10.94%

S&P 500 Index[3]	9.53%	3.53%	-38.49%	23.45%	12.78%	0.00%	11.99%

COMPOUND RETURNS SINCE INCEPTION (APRIL 1, 2006) AND AS OF MARCH 31, 2012			CUMULATIVE RETURNS SINCE INCEPTION (APRIL 1, 2006) AND AS OF MARCH 31, 2012

RELATED ACCOUNT*	MSCI WORLD**	S&P 500***	RELATED ACCOUNT*	MSCI WORLD**	S&P 500***

*Source: Alkeon Capital Management LLC
**Source: MSCI Barra; Note: MSCI World data do not reflect reinvestment of dividends.
***Source: Pertrac; Note: S&P 500 data do not reflect reinvestment of dividends.

1 The performance data provided for the Related Account was prepared by Alkeon based on the following facts and assumptions: Returns are shown from the Related Account’s commencement of operations on April 1, 2006. All performance shown is net of all actual fees paid by the Related Account (net of any fee waivers during the periods shown). During the periods shown, the Related

Account was generally subject to a 2% management fee and a 20% incentive fee. However, as a result of voluntary waivers, from April 1, 2008 to the present, the Related Account paid no management fee. Further, during certain periods, no incentive fee was paid by the Related Account because the Related Account’s “high water mark” was not surpassed with respect to the then-current investor(s). It should also be noted that the expenses of the Fund, inclusive of the Rule 12b-1 fees imposed on certain classes of the Fund’s shares, are expected to be higher than the expenses of the Related Account. Thus, the performance shown above for the Related Account would be lower if adjusted to reflect the higher expenses of the Fund’s shares. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

2 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of January 11, 2012, the MSCI World Index consisted of 24 developed market country indices. (Source: MSCI Barra)

3 The Standard & Poor’s 500 Stock Index is an index of 500 stocks chosen for market size, liquidity and industry group, among other factors, by a team of Standard & Poor’s economists and index analysts to act as a leading indicator of U.S. equities and reflect the risk and return characteristics of the broader large capitalization equity universe. The Standard & Poor’s 500 Stock Index is one of the most commonly used benchmarks for the overall U.S. stock market.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Related Account. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Mr. Sparaggis, including the Fund. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is speculative; you could lose all your money.

ACAP SELECT GROWTH FUND

Class A [(TICKER)], Class C [(TICKER)], Class I [(TICKER)] and
Class W [(TICKER)] Shares

A series of ACAP Investment Series Trust

350 Madison Avenue, 9th Floor
New York, NY 10017

STATEMENT OF ADDITIONAL INFORMATION

[                    ], 2012

                    ACAP Select Growth Fund (the “Fund”), the sole series of shares offered by ACAP Investment Series Trust, is a non-diversified, open-end management investment company organized on July 6, 2012 as a statutory trust under the laws of the State of Delaware. The investment objective of the Fund is to achieve capital appreciation. The Fund pursues its objective primarily by investing in equity securities of U.S. and foreign companies.

                    SilverBay Capital Management LLC (the “Adviser”) serves as the investment adviser of the Fund.

                    Information about the Fund is set forth in a separate prospectus for the Fund, dated [          ], 2012 (the “Prospectus”), which provides the basic information you should know before investing. To obtain a copy of the Prospectus, please write to ACAP Investment Series Trust, 350 Madison Avenue, 9th Floor, New York, NY 10017, or call [(212) 389-8713]. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and it should be read in conjunction with the Prospectus.

-i-

THE FUND

                    ACAP Investment Series Trust (the “Trust”) was organized under the laws of the State of Delaware on July 6, 2012. The Trust is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) commonly known as a “mutual fund.” This SAI relates to the ACAP Select Growth Fund (the “Fund”). The Fund is a separate investment portfolio or series of the Trust.

                    This SAI relates to the Class A, Class C, Class I and Class W shares of the Fund, currently the only classes of shares offered by the Fund. The Fund is also authorized to offer other classes of shares but such shares have not been offered as of the date of this SAI. Only Class A shares impose any impose any front-end sales charge. Class C shares are subject to a contingent deferred sales charge imposed on shares sold within 12 months after purchase. Class A, Class C and Class W shares charge distribution (i.e., Rule 12b-1) fees and do not charge redemption fees. Non-U.S. investors may not purchase shares of the Fund.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

                    The Fund seeks to achieve capital appreciation. All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program. An investment in the Fund can be considered speculative and you could lose all your money.

Additional Information on Portfolio Investments, Strategies and Risks

                    Information contained in this SAI expands upon information contained in the Fund’s Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

                    Risk of Equity Securities. The Fund primarily invests in publicly-traded “equity securities,” which, for these purposes, means common and preferred stocks (including initial public offerings or “IPOs”), convertible securities, stock options (call and put options), warrants and rights. Thus, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

                    In addition, special risks are associated with investments in IPO securities including a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them. (See “Market Capitalization Risk” below)

                    The Fund may invest in convertible securities, which also carry unique risks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). Therefore, the investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value. A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income or preferred security, as applicable.

                    A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

                    The Fund may invest in stock options. The sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security (owned by the Fund) or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. The sale of a covered put option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the cash or liquid securities that are required to be placed in a segregated account in order to engage in a covered put option. In addition, when options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. (See “Counterparty Credit Risk” below) These options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

                    Finally, warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

                    Call and Put Options on Securities Indices. The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, the Fund’s ability to realize a gain from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, the level of stock prices in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund’s investment adviser, SilverBay Capital Management LLC (the “Adviser”), to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual stocks.

                    Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, (i) private placements and other securities that are subject to legal or contractual restrictions on resale (except for “Rule 144A” securities, which may, under certain circumstances, as discussed below, be treated as liquid) or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days. Generally, less public information is available about the issuers of whose securities are not publicly traded than about issuers whose securities are publicly traded. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”).

                    Risk of Short Sales. The Fund may seek capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

                    To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, where in the case of a short sale, there is no limit on the loss that may be incurred. Moreover, the amount of any gain achieved through a short sale will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income.

                    The Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

                    When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Broker is [                    ]. The Fund may add one or more additional Prime Brokers. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. The Adviser will monitor regularly the creditworthiness of a Prime Broker.

                    Counterparty Credit Risk. The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts. If a counterparty to a swap contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect swap transactions only with counterparties that it believes are creditworthy. The Adviser will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by the Fund. However, there is no assurance that a counterparty will remain creditworthy or solvent.

                    Bonds and Other Fixed-Income Securities. The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

                    The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

                    Repurchase Agreements. The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

                    When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Fund’s limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In these cases, the Fund may incur a loss.

                    Strategic Transactions. The Fund may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

                    In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

                    When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

                    Segregated and Other Special Accounts. In addition to other requirements, many transactions require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise “covered” through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally requires the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade assets equal to the amount of the Fund’s obligation.

                    Over-the-counter options (“OTC options”) entered into by the Fund, including those on securities, currency, financial instruments or indices and Options Clearing Corporation (“OCC”) issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

                    In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

                    With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

                    Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund holds a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations.

                    If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

                    The Fund’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

                    Foreign Investment Risk. The Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objective (subject to any policies established by the Board), such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

                    Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events, as well as other changes in foreign and domestic political and economic conditions could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. At such times, the Fund’s exposure to the risks described elsewhere in the Prospectus and this SAI can increase and it may be difficult for the Fund to implement its investment program for a period of time.

                    European Union Sovereign Default Risk. Recent global markets and economic conditions have been negatively impacted by the ability of certain European Union (“EU”) member states to service their sovereign debt obligations. If the fiscal obligations of these EU member states continue to exceed their fiscal revenue, taking into account the reactions of the credit and swap markets, the ability of such member states to service their debt in a cost efficient manner will be impaired. The continued uncertainty over the outcome of various EU governments’ financial support programs and the possibility that other EU member states may experience similar financial troubles could further disrupt global markets. In particular, it has disrupted and could continue in the future to disrupt equity and fixed income markets and result in volatile bond yields on the sovereign debt of EU members. The issues arising out of the current sovereign debt crisis may transcend Europe, cause investors to lose confidence in the safety and soundness of European financial institutions and the stability of European member economies, and likewise affect U.S. based financial institutions, the stability of the global financial markets and any economic recovery. If an EU member state were to default on its obligations or seek to leave the Eurozone, the impact on the financial and currency markets would be significant and could impact materially all financial institutions, including the Fund. Continued adverse conditions in the fixed income debt markets in these countries for an extended period of time, particularly if left unmitigated by policy measures, could have an adverse effect on the Fund, including the liquidity of its portfolio.

                    Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment. Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments, to the extent such instruments are used by the Fund. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional regulations on the trading of over-the-counter derivatives and swaps. The full effect of this and future legislation cannot yet be known.

                    Portfolio Turnover. Given the Fund’s investment strategy, the Fund is expected to generate a high portfolio turnover rate. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective.

                    Borrowing Money. In pursuing its investment objective, the Fund may borrow up to one-third of its total assets from banks for the purpose of purchasing securities

(“leverage”). The Fund may also borrow to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes.

                    Borrowing involves the creation of a liability that requires the Fund to pay interest. The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

                    The 1940 Act permits a fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

                    Exchange Traded Funds and Other Similar Instruments. The Fund may purchase shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares). The Adviser does not currently anticipate purchasing creation units.

                    Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

                    Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

                    Money Market Mutual Funds. For liquidity purposes, the Fund may invest a portion of its assets in the shares of money market mutual funds. The Fund will incur additional expenses due to the duplication of fees and other costs to the extent it invests in shares of money market mutual funds.

                    Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning returns on the cash amounts invested in short-term investments.

                    A loan may be terminated by the borrower on one business day’s notice, or by the Trust on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Adviser deems to be creditworthy (such creditworthiness will be determined based on procedures approved by the Board) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

                    When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of seeking to call the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

Investment Restrictions

                    The Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this SAI and in the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

                    The Fund may not:

                    1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided, that this does not apply to U.S. Government Securities (as defined herein).1

                    2. Borrow money or issue “senior securities” (as defined by the 1940 Act), except to the extent permitted by the 1940 Act or the rules, regulations or interpretations thereof.

                    3. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities; and (iii) by entering into repurchase agreements.

                    4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

                    5. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

                    6. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and may purchase and sell foreign currency and foreign currency options and futures and may enter into forward foreign currency contracts.

                    Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this SAI or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Other Regulatory Restrictions

                    Limitations on Investments in Securities Related Issuers. The 1940 Act generally restricts the Fund from investing in securities issued by brokers, dealers, underwriters, registered investment advisers, and any investment adviser to a registered investment company. Specifically, the Fund may only invest in such issuers, if: (i) immediately after the acquisition of any equity security (which includes warrants and convertible securities) of the company, the Fund does not own more than 5% of the class of the company’s equity securities; (ii)

1 In determining whether the Fund has invested in accordance with this investment restriction, the Adviser currently uses the Global Industry Classification Standard (GICS) produced by S&P and MSCI Inc.

immediately after the acquisition of any debt security of the company, the Fund does not own more than 10% the outstanding principal amount of the company’s debt securities; or (iii) immediately after the acquisition, the Fund does not have invested more than 5% of its total assets in the company.

                    Limitations on Investments in Insurance Companies. The 1940 Act generally prohibits the Fund from acquiring any security issued by an insurance company of which the Fund does not own at least 25% of the total outstanding voting stock, if the Fund would then own more than 10% of the total outstanding voting stock of the insurance company.

MANAGEMENT OF THE TRUST

          The Board has overall responsibility for the management and supervision of the operations of the Trust and the Fund and has approved the Fund’s investment program. It has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund. The Board also oversees the Fund’s risk management processes, primarily through the functions (described below) performed by the Audit Committee.

          [          ] serves as chairman of the Board (the “Chairman”). Although he is an “interested person” of the Trust, as defined by the 1940 Act, the Board believes that by having the Trust’s principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Trust and that through its regularly-scheduled executive sessions, the Independent Trustees have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders’ interests. Furthermore, as summarized below, the Board has two committees performing critical functions for the Trust’s governance and operations: the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Trustees. Although the Trust does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board (75% of which is represented by Independent Trustees) and that each of the Board’s critical committees (Audit and Nominating) is chaired by an Independent Trustee.

          The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below.

Independent Trustees

Name and Age	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

The address of each Independent Trustee is 350 Madison Avenue, 9th Floor, New York, New York 10017.
(1) The Fund Complex includes another registered investment company advised by the Adviser.

Interested Trustee*

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

* “Interested person” of the Fund or the Adviser, as defined by the 1940 Act. [          ] is an interested person of the Fund due to his position as an officer of the Fund.
(1) [The Fund Complex includes another registered investment company advised by the Adviser.]

          [Each of the Trustees has been elected to the Board by the Adviser as the then sole shareholder of the Fund.]

          The Trustees serve on the Board for terms of indefinite duration. Except as required by the 1940 Act, Trustees need not be elected by shareholders. Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

          The following table sets forth certain information regarding the compensation expected to be received by the Independent Trustees from the Fund for the Fund’s first fiscal year. No compensation is paid by the Fund to Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

Compensation Table

Name of Trustee	Aggregate Compensation from Trust		Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]

	$	[ ]	0	0	$	[ ]
	$	[ ]	0	0	$	[ ]
	$	[ ]	0	0	$	[ ]
(1) [The Fund Complex includes another registered investment company advised by the Adviser.]

          Currently, the Independent Trustees expect to be paid an annual retainer of $[ ] and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

Board Committees

          The Board has formed an Audit Committee consisting of the Independent Trustees. The primary duties of the Audit Committee are: (i) to recommend to the full Board for its approval, the selection and appointment of the independent registered public accounting firm to be retained by the Trust each fiscal year; (ii) to meet with the Trust’s independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Trust’s risk management processes by, among other things, meeting with the Trust’s auditors and overseeing the Trust’s disclosure controls and procedures (including the Trust’s internal controls over financial reporting); and (v) to report to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board has adopted a written charter for the Audit Committee. Because the Trust is newly organized, no meetings of the Audit Committee have been held as of the date of this SAI.

          The Board has also formed a Nominating Committee comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by investors in the Fund or by Fund management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to ACAP Select Growth Fund, 350 Madison Avenue, 9th Floor, New York, New York, 10017; Attention: Vice President. Because the Trust is newly organized, no meetings of the Nominating Committee have been held as of the date of this SAI.

          [Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. The

Independent Trustees, in considering the current composition of the Board, have accorded particular weight to the individual professional and personal background of each Trustee, as set forth in the biographies included in the table contained in “Management of the Fund—Independent Trustees.” The Independent Trustees also considered that [               ] is not an Independent Trustee, but recognized that he is the Chief Operating Officer of Alkeon (the managing member of the Adviser), and, as such, helps foster the Board’s direct access to information regarding the Adviser, which is the Fund’s most significant service provider. In considering the candidacy of a prospective Independent Trustee, the Nominating Committee and the Board would take into account a variety of factors, including each nominee’s professional background and experience.]

Equity Securities Owned by Trustees

          [As of the end of the most recently completed calendar year, none of the Trustees own shares of the Fund. As of the end of the most recently completed calendar year, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Adviser, the Adviser’s managing member, Alkeon, Mainsail Group L.L.C. (“Mainsail”) or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser.

          During the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, Mainsail, or any affiliate of the Adviser or Mainsail was a party.]

Fund Officers

          In accordance with the Trust’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Trust:

Officers

Name and Age	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

The address of each Officer is 350 Madison Avenue, 9th Floor, New York, New York 10017.

(1) [The Fund Complex includes another registered investment company advised by the Adviser.]

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Investment Adviser

                    SilverBay Capital Management LLC, located at 350 Madison Avenue, 9th Floor, New York, New York 10017, manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser, a Delaware limited liability company, commenced operations on [              ] and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser is controlled by its managing member, Alkeon, which is also registered with the SEC as an investment adviser. Mr. Sparaggis, the Fund’s Portfolio Manager, is also the controlling person and Chief Investment Officer of Alkeon. As of [          ], 2012, Alkeon managed approximately $[      ] billion of client assets in its global growth equity strategies, including various registered investment companies and private investment funds.

                    The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) dated [         ], 2012, between the Adviser and the Trust. The Advisory Agreement has an initial term expiring on [                 ], and may be continued in effect from year to year thereafter subject to the approval thereof by (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. A discussion regarding the Board’s approval of the Advisory Agreement and the factors the Board considered will be included in the Fund’s first annual report to shareholders.

                    The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Adviser will monitor the Fund’s compliance with all applicable investment limitations, including those imposed by the 1940 Act. Those certain management and administrative services provided by the Adviser (or an affiliate) include assisting the Fund in selecting, and monitoring the quality of services provided by, the Fund’s administrator, custodian, transfer agent, and other organizations that provide services to the Fund. In addition, the Adviser (or an affiliate) provides office space, facilities, equipment and other support services and personnel as necessary to operate the Fund. The Adviser is also responsible for providing additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Fund beyond those furnished by the Fund’s administrator.

                    The Advisory Agreement provides for indemnification by the Fund of the Adviser and its affiliates from any and all costs, losses, claims, damages or liabilities, joint or several, including reasonable attorneys’ fees and disbursements incurred by them resulting in any way from their performance or non-performance of their duties with respect to the Fund. Indemnification is only available to the extent the cost, loss, claim, damage or liability did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

                    The Fund bears all expenses incurred in its business and operations other than those borne by the Adviser under the Advisory Agreement, including, without limitation, all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees), any payments pursuant to the plan of distribution adopted by the Fund; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; entity-level taxes; registration costs of the Fund and its shares under federal and state securities laws; the costs and expenses of engraving and printing stock certificates; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees and members of any advisory board or committee who are not also officers, directors or employees of the Adviser or who are not officers or employees of any company affiliated with the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust’s independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including, but not limited to, officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

                    Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of [     ]% of the average daily net assets of the Fund (the “Advisory Fee”).

                    A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s first report to shareholders.

Portfolio Manager

                    Portfolio Manager. Panayotis (“Takis”) Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s Portfolio Manager (“Portfolio Manager”). Mr. Sparaggis also serves as the portfolio manager of several other investment funds that have investment programs substantially similar to that of the Fund. Mr. Sparaggis is also the controlling person of Mainsail Group, LLC, an affiliate of the Adviser, a broker-dealer registered under the Exchange Act and the distributor of the Fund’s Shares.

                    From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

                    Mr. Sparaggis received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993. He received an IBM Fellowship in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

          The following table provides information regarding accounts managed by the Fund’s Portfolio Manager, Mr. Sparaggis, as of [       ], 2012:

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager

Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees

Panayotis (“Takis”) Sparaggis	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Portfolio Manager Compensation

          Mr. Sparaggis’ compensation consists of periodic draws and the income from the profits of Alkeon, the managing member of the Adviser, derived by him as its controlling principal. The level of Alkeon’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Securities Ownership of Portfolio Managers

          The Portfolio Manager does not currently own directly any shares of the Fund. (This does not take into account the Portfolio Manager’s position as controlling principal of the Adviser’s managing member.)

CONFLICTS OF INTEREST

General

          Alkeon controls the Adviser as its sole managing member. In addition, Alkeon, an investment adviser registered under the Advisers Act, carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients. The Fund has no interest in these activities. As a result of the foregoing, Alkeon and its officers or employees who assist in its management of the Adviser will be engaged in substantial activities other than as the managing member of the Adviser and may have conflicts of interest in allocating their time and activities between the Fund, the Adviser and Alkeon. Alkeon and its officers and employees devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

                    The Adviser and Alkeon may provide investment advice for certain other investment funds or other accounts that pursue investment strategies similar to that of the Fund (the “Similar Accounts”). As a general matter, the Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser or Alkeon for investment for the Similar Accounts. There may be circumstances, however, under which the Adviser or Alkeon will cause one (or more) of the Similar Accounts to commit a different percentage of its assets to an investment opportunity than the Adviser will cause the Fund to commit its assets. There may also be circumstances under which the Adviser or Alkeon will consider or recommend participation by the Similar Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund.

                    The Adviser will consider subjective criteria in evaluating whether a particular investment opportunity or strategy is appropriate and feasible for one or more Similar Accounts at a particular time. These criteria typically include: (i) the nature of the investment opportunity taken in the context of the other investments available at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of the obtainable position); (iv) the transaction costs involved; (v) the investment or regulatory limitations applicable to the particular entity or account and (vi) the liquidity needs of the particular account. Similarly, the Adviser will consider subjective criteria when determining if a limited investment opportunity (such as an IPO) is an investment that is appropriate and feasible (in light of restrictions on investments in IPOs as may be applicable under the 1940 Act) for the Fund and/or a Similar Account. Accordingly, the Fund may not be able to take full advantage of an investment opportunity to the extent the Adviser determines, in its discretion, that such opportunity is not appropriate for the Fund. Because these considerations may differ for the Fund and the Similar Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Similar Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Similar Accounts. Therefore, prospective shareholders should note that the future performance of the Fund and the Similar Accounts may vary.

                    When the Adviser and/or Alkeon determine(s) that it would be appropriate for the Fund and one or more Similar Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with Alkeon’s and the Adviser’s responsibilities under the Advisers Act and the 1940 Act and their own internal procedures. However, decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Similar Accounts, in all trades. The Adviser and Alkeon will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

                    Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or Alkeon. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Similar Accounts, thereby limiting the size of the Fund’s position; (ii) the difficulty of liquidating an investment for the Fund and the Similar Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

                    The members of the Adviser, Alkeon and their directors, managers, officers and employees (including the Fund’s Portfolio Manager, Mr. Sparaggis) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser or Alkeon that are the same, different or made at a different time than positions taken for the Fund.

Other Matters

                    Mainsail, an affiliate of Alkeon, acts as the distributor for the Fund’s shares (“Distributor”) and bears various costs associated with its activities as the Distributor. Mainsail is a securities brokerage firm and is registered as a broker-dealer under the Exchange Act and is a member of FINRA. The Fund pays distribution-related and shareholder service fees to Mainsail.

                    Situations may arise in which accounts affiliated with Mainsail or its affiliates have purchased securities that would have been suitable for investment by the Fund, but which the Fund, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Fund at a later time. From time to time, in the course of its brokerage, investment or dealer activities, Mainsail or its affiliates may trade, position or invest in, for its own account, the same securities as those in which the Fund invests. This could have an adverse impact on the Fund’s investment performance.

                    Mainsail and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Adviser, Alkeon or one of their respective affiliates. In addition, these firms may receive research products and services in connection with the brokerage services that Mainsail and its affiliates may provide from time to time to one or more Similar Accounts or to the Fund. The Fund may also pay brokerage commissions to affiliated broker-dealers.

                    The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund, except that an affiliate of the Adviser may act as broker for, and impose usual and customary brokerage commissions on, the Fund in effecting securities transactions. In addition, the Fund may effect certain principal transactions in securities with one or more Similar Accounts, except for accounts in which Alkeon or any affiliate thereof serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from Alkeon or any affiliate’s appointment as an investment adviser or portfolio manager to the account). These transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Similar Account to sell, or the Fund to sell and such Similar Account to purchase, the same security or instrument on the same day. The purchases and sales will be made pursuant to procedures adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (i) each transaction will be effected for cash consideration at the current market price of the particular securities; (ii) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

                    The Fund is not permitted to purchase or sell securities of any issuer as to which the Adviser or Alkeon has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Fund’s investment performance because the Fund may: (i) hold securities of an issuer with respect to which the Adviser or Alkeon has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser or Alkeon has favorable information.

                    As a result of the investment banking, corporate finance or similar activities of Mainsail, the Fund may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Fund may purchase securities during the existence of an underwriting or selling syndicate in which Mainsail is participating only subject to certain conditions. This could have an adverse impact on the Fund’s investment performance.

                    Future investment activities of the Adviser, Alkeon and Mainsail and their members, managers, principals, partners, directors, officers or employees (as applicable), may give rise to additional conflicts of interest.

PORTFOLIO TRANSACTIONS

                    The Adviser is responsible for placing orders for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund’s brokerage policies.

                    In selecting brokers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser will generally seek reasonably competitive commission rates, the Adviser will not necessarily pay the lowest commission available on each transaction. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

                    Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Fund with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Adviser may at times execute a trade through a particular broker but then “step out” the trade to a different broker. This occurs when the Adviser determines that the order is best executed through a certain broker (including an affiliated broker) but would like to pay all or a portion of the commission to another broker for research provided to the Adviser. Research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in other investment activities and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Adviser. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser, Alkeon or their respective affiliates in providing services to clients other than the Fund. In addition, as noted above, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser or its affiliates by brokers or dealers through which other clients of the Adviser or its respective affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

                    Although the Fund cannot accurately predict its portfolio turnover, the Fund generally expects that its annual portfolio turnover rate will significantly exceed that of other registered investment companies. The Fund’s portfolio turnover rate may result in brokerage expenses that may exceed those of other registered investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the shareholders as ordinary income. The Adviser may execute portfolio brokerage transactions through Mainsail and a broker affiliated with the Adviser as well as other non-affiliated brokers. Transactions with any affiliated broker would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

                    The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund. This policy is designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders and includes procedures to address conflicts between the interests of Fund shareholders and those of the Adviser, Distributor or any affiliated person of the Fund, the Adviser or the Distributor. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Except for these reports, or as otherwise specifically permitted by the Trust’s policy, information regarding the Fund’s portfolio holdings may not be provided to any person.

                    Information regarding the Fund’s portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organization for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the “CCO”). In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to the information only to facilitate its rating or ranking of the Fund. The Fund’s policy does not prohibit: (1) disclosure of information to the Adviser or to other service providers to the Trust (including its administrator, distributor, custodian, legal counsel and auditors) or to broker and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold); or (2) disclosure of holdings of or transactions in portfolio securities that is made on the same basis to all shareholders of the Fund. The CCO is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Fund is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and the Fund and is unlikely to affect adversely the Trust or the Fund. Any such arrangements approved by the CCO are required to be reported to the Board. The Trust believes that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Fund and its shareholders and that disclosure is not made under circumstances where the Adviser or an affiliated person of the Trust stands to benefit to the detriment of the Fund.

                    The CCO is responsible for monitoring the use and disclosure of information relating to the Fund’s portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust’s compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Trust’s policy, the Adviser, the Trust and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to the Fund’s portfolio securities held, purchased or sold by the Fund.

                    Consistent with the Trust’s policy, information relating to the Fund’s portfolio securities are provided to certain persons as described in the following table. Such persons are subject to duties not to trade on such information. There are no other arrangements in effect involving the disclosure of information regarding the Fund’s portfolio holdings.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions

Adviser	Daily	Ethical

Administrator and Distributor	Daily	Contractual and Ethical

Custodian	Daily	Contractual and Ethical

Auditor	During annual audit	Ethical

Legal Counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review.	Ethical

Printers	Twice a year. Printing semi-annual and annual reports.	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.

Broker-Dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale - no broker/dealer has access to the Fund’s entire portfolio.	Contractual and Ethical

CODE OF ETHICS

                    In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Adviser and Mainsail have adopted a Joint Code of Ethics and the Fund and Alkeon have each adopted a Code of Ethics, all of which are in compliance with Rule 17j-1 under the 1940 Act which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of each Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

          The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

          The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

          The Adviser instructs each custodian for its client accounts (including the Fund) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

          The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

          Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the [Fund’s Vice President at (212) 389-8713] and (ii) at the SEC’s website at http://www.sec.gov.

          Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Accordingly, if the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

A.	if a proposal is addressed by the ISS Policies, the Adviser will vote in accordance with such policies;

B.	if the Adviser believes it is in the best interests of the fund to depart from the ISS Policies, the Adviser will be subject to the requirements of C or D below, as applicable;

C.

if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

D.

if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of a fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser’s Compliance Committee.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

                    As of [          ], 2012, to the best knowledge of the Trust, the following persons beneficially owned 5% or more of the outstanding shares of the Fund as indicated in the table below:

	Name and Address of Beneficial Owner	Amount of Shares Owned	Percent of Ownership

[ ]	[ ]	[ ]	[ ]

DISTRIBUTION

                    Mainsail, located at 350 Madison Avenue, 9th Floor, New York, New York 10017, serves as the principal underwriter and exclusive agent for distribution of the Fund’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous.

                    At present, the Fund offers only Class A, Class C, Class I and Class W shares. Only Class A shares impose any front-end sales charge. Class C shares are subject to a contingent deferred sales charge imposed on shares sold within 12 months after purchase. The Fund’s shares do not charge redemption fees.

                    Non-U.S. investors may not purchase shares of the Fund. Only U.S. Persons within the meaning of Section 7701(a)(30) of the Code may purchase shares of the Fund.

                    The Trust has adopted a Plan of Distribution (the “Plan”) with respect to Class A, Class C and Class W shares of the Fund pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, the Trust, on behalf of the Fund, pays to the Distributor, out of the assets of Class A, Class C and Class W shares, a fee in connection with distribution-related and shareholder services of up to [     ]%, [     ]% and [     ]%, respectively, on an annual basis of the average daily net assets of the respective shares. The Distributor may pay all or a portion of these fees to any registered securities dealer or financial institution (a “Recipient”) who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services. The Distributor provides to the Board of Trustees, and the Trustees review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report includes the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares so affected. All material amendments of the Plan will require approval by a majority of the Trustees and Independent Trustees.

                    The Distributor or Recipients shall use the monies paid to it to assist in the distribution and promotion of Class A, Class C and Class W shares and for the arrangement for, or the provision of, shareholder services to shareholders. Such shareholder services shall include, among other things, furnishing personal services and maintaining shareholder accounts, assisting with purchase and redemption requests, confirming that customers have received the Fund’s prospectus and statement of additional information, if applicable, assisting customers in maintaining proper records with the Trust, answering questions relating to customers’ respective accounts, and aiding in maintaining the investment of their respective customers in shares.

                    The Adviser (or its affiliates), in its discretion and from its own resources, may pay the Recipients additional compensation not to exceed [     ]% (on an annual basis) of the aggregate value of shares of the Fund held by customers of the Recipients. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Recipient’s registered representatives, placement on a list of investment options offered by a Recipient, or the ability to assist in training and educating the Recipient’s registered representatives. The additional compensation may differ among Recipients in amount. The receipt of additional compensation by a Recipient may create potential conflicts of interest between an investor and its financial advisor who is recommending the Fund over other potential investments.

                    Through the date of this SAI, no fees have been paid under the Plan.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

                    You may buy or sell shares through your financial advisor. You will have to follow the procedures of your financial advisor. Your financial advisor may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your financial advisor. The offering price per share is equal to the NAV next determined after the [Fund or authorized institution] receives your purchase order. Your financial advisor is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial advisor must send your payment by the time the Fund prices its shares on the following day. If your financial advisor fails to do so, it may be responsible for any resulting fees or losses.

                    Your financial advisor may charge you a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial advisor. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your financial advisor will provide you with specific information about any processing or service fees you will be charged.

                    The Fund reserves the right to reject any purchase order and to cease the offering of shares. The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. In fact, for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families,

the minimum required initial investment in the Fund for Class I Shares is $[     ] and subsequent investments must be made in amounts of $[     ] or more. The Fund may also waive the minimum investment requirement for purchases by other affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The subsequent investments minimum amount may be waived in the discretion of the Adviser. The Board may also change minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

                    The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                    It is the policy of the Trust each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any net short-term capital gains, net of Fund expenses) and net capital gains, if any, to its shareholders. Unless requested otherwise by a shareholder, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

                    The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its investors. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its investors, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

                    The following general discussion of certain federal income tax consequences is based on the Code, Treasury Regulations issued thereunder, judicial decisions and rulings of the Internal Revenue Service (“IRS”) as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

                    EACH PROSPECTIVE SHAREHOLDER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. ONLY U.S. PERSONS WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE MAY PURCHASE SHARES OF THE FUND.

                    In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of shares of the Fund.

                    Election to be Taxed as a Regulated Investment Company - The Fund intends to seek to qualify for, and elect to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Code. Prior to electing RIC status, the Fund will elect to be treated as a corporation for tax purposes. As a RIC, the Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund’s shareholders.

                    Accordingly, the Fund must, among other requirements, receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in (i) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer; (ii) two or more issuers that are controlled, as determined under applicable rules, by the Fund and which are engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more qualified publicly traded partnership (the “Asset Test”).

                    Based on the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the diversification requirement of the Asset Test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the diversification requirement of the Asset Test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

                    In addition, the Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

                    Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

                    The Board of Trustees reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state and local, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

                    Excise Tax Distribution Requirements - Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98.2% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate such taxes.

                    Distributions of Net Investment Income - The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment company taxable income from which dividends may be paid to you. Any distributions by the Fund from such income to the extent of the Fund’s earnings and profits will be taxable to you either as ordinary income, or at the lower long term capital gains rates that apply to distributions of “qualified dividend income” (as defined below), whether or not you take them in cash or in additional shares. Such distributions by the Fund are generally subject to such U.S. federal income tax, even though the distributions may economically represent a return of invested capital to you. This is likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income and gains.

                    A portion of the net investment income distributions may be treated as qualified dividend income eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession in the United States and in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States) subject to certain holding period requirements by the Fund and shareholders. Absent further legislation, the reduced rates applicable to qualified dividend income will cease to apply to taxable years beginning after December 31, 2012.

                    Distributions of Capital Gains - The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

                    Certain Tax Increases in 2013 - The maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum income tax rate for capital assets held for one year or less or (ii) for net capital gains, 15% for capital assets held for more than one year (5% for individuals in lower tax brackets and 20% for net capital gains recognized in taxable years beginning after December 31, 2012). The maximum long-term capital gains rate for corporations is 35%. The maximum rate for ordinary income for individuals is scheduled to increase to 39.6% in 2013. In addition, for taxable years beginning on or after January 1, 2013, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on “net investment income” (or undistributed “net investment income”, in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount.2 Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in a shareholder’s “net investment income” subject to this Medicare tax.

                    Effect of Foreign Investments on Distributions - Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

                    Foreign Taxes - Jurisdictions in which the Fund invests may impose taxes with respect to certain interest, dividends and capital gains, and may otherwise impose taxes with respect to certain financial transactions. The Fund may take the position that a transaction is not subject to such a foreign tax, or that it is exempt from payment of such a tax. However, there can be no assurance that a relevant foreign tax authority will agree with the Fund’s position. Any such exposure to foreign taxes could adversely affect the Fund’s returns. Additionally, a shareholder may be adversely impacted by foreign taxes imposed on the Fund attributable to periods prior to the shareholder’s investment in the Fund.

                    Nature of the Fund’s Investments - Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss

[2]

The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.

(the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of any distributions to the Fund’s shareholders.

                    Passive Foreign Investment Companies - If the Fund purchases shares in passive foreign investment companies (“PFICs”), the Fund may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to you. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

                    Foreign Currencies - In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

                    Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund’s net capital gain.

                    Information on the Tax Character of Distributions - The Fund will inform you of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

                    Redemption of Fund Shares - Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Trust, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

                    All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

                    U.S. Government Obligations - Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

                    Dividends Received Deduction for Corporations - Dividends designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to the shares or by applications of the Code.

                    Section 1256 Contracts - The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year.

Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

                    Unrelated Business Taxable Income - Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI if it borrows to acquire shares in the Fund. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by the Fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

                    Backup Withholding - The Fund may be required to withhold federal income tax at the rate of 28% (until 2013, when the percentage will increase to 31%) on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.

                    Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

                    Information Reporting - The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

                    If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

GENERAL INFORMATION

Anti-Money Laundering Program

                    The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program. As part of the Program, the Fund has designated an anti-money laundering officer.

                    Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity was not adequately verified under the provisions of the USA PATRIOT Act.

Description of Shares

                    The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Fund is the sole series of shares of the Trust, and the Fund offers Class A, Class C, Class I and Class W shares. However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to the Fund) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

                    [Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, on the election or removal of Trustees and the ratification of the Trust’s independent registered public accounting firm when those matters are voted upon by shareholders. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust’s Declaration of Trust, the Trust’s By-Laws, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. On these other matters, shares of the Fund will generally vote as a separate class from any other series of the Trust’s shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date. All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.]

Administration

                    Pursuant to the Administration and Accounting Services Agreement with the Trust (the “Services Agreement”), [BNY Mellon Investment Servicing (US) Inc.] (the “Administrator”), located at One Wall Street, New York, New York 10286, serves as the administrator of the Fund. The Administrator provides various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

                    For providing such services, the Administrator receives an asset-based fee, computed daily and paid monthly. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

Custodian

                    Pursuant to a Custody Agreement with the Trust, [The Bank of New York Mellon] (the “Custodian”) located at One Wall Street, New York, New York 10286, acts as the custodian of the Fund’s securities and cash and as the Fund’s accounting services agent. The Custodian is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. As the accounting services agent of the Fund, the Custodian maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund’s business.

Transfer Agent

                    Pursuant to a Transfer Agent Agreement with the Trust, [          ] (the “Transfer Agent”) acts as the Fund’s transfer and disbursing agent. The Transfer Agent is located at [          ].

                    The Transfer Agent provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent is responsible for processing orders and payments for share purchases. The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, the Transfer Agent receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Independent Registered Public Accounting Firm

                    The Trust’s independent registered public accounting firm, [          ] audits the Trust’s annual financial statements, performs other related audit services, and prepares the Trust’s tax returns. [          ] is located at [          ].

Trustee and Officer Liability

                    Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Legal Counsel

                    Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as counsel to the Trust. The firm also acts as U.S. legal counsel to the Adviser and its affiliates with respect to certain other matters. The firm does not represent potential investors in the Fund.

Registration Statement

                    This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. A text-only version of the Registration Statement is available on the SEC’s Internet website, www.sec.gov.

More Information

                    You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting your financial advisor or the Trust directly at:

ACAP Investment Series Trust

350 Madison Avenue, 9th Floor
New York, NY 10017
Telephone: [(212) 389-8713]

FINANCIAL STATEMENTS

                    [The Fund’s seed financial statements and the report of the independent registered public accounting firm thereon are attached hereto as Appendix A.]

PART C

OTHER INFORMATION

ITEM 28.  Exhibits.

Exhibit
Number	Description

28(a)(1)	Certificate of Trust of Registrant is filed herewith.

28(a)(2)	Declaration of Trust. *

28(b)	By-Laws of Registrant.*

28(c)	Incorporated by reference to Declaration of Trust and Bylaws.

28(d)	Form of Investment Advisory Agreement.*

28(e)(1)	Form of Distribution Agreement.*

28(f)	Not applicable.

28(g)	Form of Custodian Agreement.*

28(h)(1)	Form of Administration and Accounting Services Agreement. *

28(h)(2)	Form of Transfer Agent Agreement.*

28(h)(3)	Power of Attorney.*

28(i)(1)	Opinion and Consent of Schulte Roth & Zabel LLP.*

28(i)(2)	Opinion and Consent of [ ___ ].*

28(k)	Not applicable.

28(l)	Form of Initial Capital Agreement.*

28(m)	Form of Rule 12b-1 Plan.*

28(n)	Form of Rule 18f-3 Plan.*

28(o)	Not applicable.

28(p)(1)	Code of Ethics of Registrant.*

28(p)(2)	Code of Ethics of the Adviser.*

28(p)(3)	Code of Ethics of the Distributor.*

* To be filed by amendment.

ITEM 29.                                             Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 30.                                             Indemnification.*

 ITEM 31.                                             Business and Other Connections of Investment Adviser.

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, officer, or partner of the Adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of the Adviser, as filed with the Securities and Exchange Commission (the “SEC”) on [March 29, 2012] and is incorporated herein by this reference.

ITEM 32.                                             Principal Underwriters.*

ITEM 33.                                             Location of Accounts and Records.*

ITEM 34.               Management Services.

Not Applicable.

ITEM 35.               Undertakings.

Not Applicable.

* To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 20th day of July, 2012.

ACAP Investment Series Trust

By:	/s/ A. Tyson Arnedt
A. Tyson Arnedt
Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ A. Tyson Arnedt	President, Treasurer and Trustee	July 20, 2012
A. Tyson Arnedt

INDEX TO EXHIBITS

28(a)(1)	Certificate of Trust.